AIF-SOAI-SUP 120618

Statement of Additional Information Supplement dated December 6, 2018

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information, as previously supplemented, for Class A, C, Y, R5, and R6 shares of the Fund listed below:

Invesco World Bond Fund

The following information replaces in its entirety the first paragraph under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Foreign Investments – Foreign Securities – Risks of Developing/Emerging Markets Countries” in the Statement of Additional Information:

“Risks of Developing/Emerging Markets Countries. Each Fund may invest in securities of companies located in developing and emerging markets countries. Each of Invesco Greater China Fund, Invesco Developing Markets Fund and Invesco Emerging Markets Select Equity Fund may invest up to 100% of its net assets in securities of companies located in developing and emerging market countries. Invesco World Bond Fund may invest up to 50% of its net assets in securities of companies located in developing and emerging countries. Invesco Global Infrastructure Fund may invest up to 25%, Invesco Health Care Fund may invest up to 20%, Invesco Endeavor Fund may invest up to 15%, Invesco Macro Allocation Strategy Fund may invest up to 10% and Invesco Select Companies Fund may invest up to 5%, of their respective net assets in securities of companies located in developing and emerging countries. Invesco Emerging Markets Flexible Bond Fund may invest all of its net assets in fixed income securities denominated in the currencies of emerging market countries.”

AIF-SOAI-SUP 120618